UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 18, 2023, Brainstorm Cell Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), virtually via the internet to consider and vote on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 8, 2023. The following actions were taken at the Annual Meeting:

1. The six nominees (listed below) for election to the Company’s Board of Directors (the “Board”) were elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

	Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
Dr. Irit Arbel	5,564,322	1,199,783	N/A	N/A	19,712,778
Dr. Anthony Polverino	5,683,534	1,080,571	N/A	N/A	19,712,778
Dr. Jacob Frenkel	5,698,997	1,065,108	N/A	N/A	19,712,778
Uri Yablonka	5,705,729	1,058,376	N/A	N/A	19,712,778
Dr. Menghisteab Bairu	5,737,268	1,026,837	N/A	N/A	19,712,778
Nir Naor	5,690,609	1,073,496	N/A	N/A	19,712,778

2. The proposal to ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 was approved, based upon the following votes:

Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
20,043,530	N/A	448,253	5,985,100	N/A

Item 7.01	Regulation FD Disclosure.

On December 20, 2023, the Company issued a press release announcing the issuance of a letter to shareholders from the Company’s President and Chief Executive Officer, Mr. Chaim Lebovits (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is being furnished herewith.

The information in this Item 7.01 of this Current Report on Form 8-K (the “Current Report”) and the Press Release being furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On December 17, 2023, the Board appointed Dr. Menghisteab Bairu to the Audit Committee (the “Audit Committee”) of the Board to replace Dr. June S. Almenoff, effective from December 18, 2023. The Board has determined that Dr. Menghisteab Bairu meets the requirements for independence of Audit Committee members under the applicable listing standards of Nasdaq and the Securities Exchange Act of 1934, as amended. Effective as of December 18, 2023, the Audit Committee is composed of Mr. Nir Naor (Chair), Dr. Irit Arbel and Dr. Menghisteab Bairu.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on December 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: December 20, 2023	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer